UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (904) 834-4400

___________________________________________

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Return of Options

On September 4, 2015, the Board of Directors (the “Board”) of Drone Aviation Holding Corp., a Nevada corporation (the “Company”) approved the return and cancellation of stock options to purchase an aggregate of 18,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), from the Company’s officers and directors as set forth below:

Name	Exercise Price	Amount of Options
Felicia Hess	$0.1500	3,000,000
Kevin Hess	$0.1500	3,000,000
Daniyel Erdberg	$0.1500	3,000,000
Kendall Carpenter	$0.1500	1,000,000
Jay Nussbaum	$0.2500	3,000,000
Jay Nussbaum	$0.2500	5,000,000
Total		18,000,000

.

Grant of Restricted Stock Awards

In addition, on September 4, 2015, the Board also granted restricted stock awards (“RSAs”) to the following officers and directors of the Company:

Name and Title	Amount of RSAs
Jay Nussbaum (Chairman of the Board)	10,000,000
Felicia Hess (CEO)	3,500,000
Daniyel Erdberg (COO)	3,500,000
Kendall Carpenter (CFO)	1,000,000
Total	18,000,000

The above RSAs shall vest in full upon the consummation by the Company of a $10,000,000 equity or debt financing, provided that the recipient continues to remain a full time employee of the Company (or a parent or subsidiary of the Company) through the vesting date.

The issuance of the above referenced securities was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended by virtue of Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering.

2015 Plan

On September 4, 2015, the Board approved and adopted, subject to shareholder approval, the Company’s 2015 Equity Incentive Plan (the “2015 Plan”).

The 2015 Plan authorizes the issuance of up to an aggregate maximum of 10,000,000 shares of the Common Stock, subject to adjustment as described in the 2015 Plan. The 2015 Plan shall be administered by the Board or one or more committees appointed by the Board or another committee (“Administrator”). The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The 2015 Plan authorizes the Company to grant stock options, stock appreciation rights, restricted shares, restricted share unit, cash awards, other awards, and performance-based awards. Awards may be granted to the Company’s officers, employees, directors and consultants. Unless earlier terminated by the Board, the 2015 Plan will terminate ten years from the date of adoption.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Drone Aviation Holding Corp. 2015 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Drone Aviation Holding Corp.
(Registrant)

Date: September 11, 2015	By:	/s/ Kendall Carpenter
Name: Kendall Carpenter
Title: Chief Financial Officer

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